CROSSFIRST BANKSHARES, INC. TM Q3 2021Earnings Presentation

October 19, 2021 Mike Maddox, President & CEOBen

Clouse, CFORandy Rapp, CCO & CROHeather

Worley, Director of IR 1

Legal disclaimer

CROSSFIRST BANKSHARES, INC.

FORWARD-LOOKING STATEMENTS. The financial results in this presentation reflect preliminary, unaudited results, which are not final until the Company's Quarterly Report on Form 10-Q is filed. This presentation and oral statements made during this meeting contain forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could," "predict," "potential," "believe," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "strive," "projection," "goal," "target," "outlook," "aim," "would," "annualized" and "outlook," or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: risks relating to the COVID-19 pandemic; risks related to general business and economic conditions and any regulatory responses to such conditions; our ability to effectively execute our growth strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions; the geographic concentration of our markets; fluctuation of the fair value of our investment securities due to factors outside our control; our ability to successfully manage our credit risk and the sufficiency of our allowance; regulatory restrictions on our ability to grow due to our concentration in commercial real estate lending; our ability to attract, hire and retain qualified management personnel; interest rate fluctuations; our ability to raise or maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework in mitigating risks and losses; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; system failures and interruptions, cyber-attacks and security breaches; employee error, fraudulent activity by employees or clients and inaccurate or incomplete information about our clients and counterparties; our ability to maintain our reputation; costs and effects of litigation, investigations or similar matters; risk exposure from transactions with financial counterparties; severe weather, acts of god, acts of war or terrorism; compliance with governmental and regulatory requirements; changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters; compliance with requirements associated with being a public company; level of coverage of our business by securities analysts; and future equity issuances.

Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP measures. These non-GAAP measures, as calculated by CrossFirst, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation.

MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.

2

Experienced Management Team

CROSSFIRST BANKSHARES, INC.



Mike Maddox – President, CEO and Director

- Joined CrossFirst in 2008 after serving as Kansas City regional president for Intrust Bank
- Practicing lawyer for more than six years before joining Intrust Bank
- Appointed to CEO June 1, 2020 after 12 years of service
- B.S. Business, University of Kansas; J.D. Law, University of Kansas; Graduate School of Banking at the University of Wisconsin – Madison



Ben Clouse – Chief Financial Officer

- 25 years of experience in financial services, asset and wealth management, banking, retail and transportation, including public company CFO experience
- Joined CrossFirst in July 2021 after serving as CFO of Waddell & Reed Financial, Inc. (formerly NYSE: WDR) until its acquisition in 2021
- Significant experience leading financial operations as well as driving operational change
- B.S. Business, Kansas State University; Master of Accountancy, Kansas State University
- Obtained CPA designation and FINRA Series 27 license



Randy Rapp – Chief Risk Officer and Chief Credit Officer

- More than 33 years of commercial banking experience in Texas in various credit, production, risk and executive roles.
- Joined CrossFirst in March 2019 after a 19 year career at Texas Capital Bank (NASDAQ:TCBI) serving as Executive Vice President and Chief Credit Officer from May 2015 until March 2019.
- B.B.A. Accounting, The University of Texas at Austin and M.B.A. Finance, Texas Christian University
- Obtained CPA designation



Heather Worley –Director of Investor Relations

- More than 15 years of experience in marketing, communications and investor relations in banking and finance
- Joined CrossFirst in September 2021. Previously, SVP & Director of IR for Texas Capital Bancshares, Inc. (NASDAQ: TCBI)
- Recognized by *Institutional Investor* magazine All-America Executive Team 2017 | Top Investor Relations Professional & All-America Executive Team 2019 | Top Investor Relations Program
- B.A. Communications, Mississippi State University

Other Senior Executives

Steve Peterson
Chief Banking Officer
of CrossFirst Bank
21+ years of banking experience
Joined CrossFirst in 2011

Amy Fauss
Chief Operating &
Chief Human Relations Officer
of CrossFirst Bank
28+ years of banking experience
Joined CrossFirst in 2009

Jana Merfen
Chief Technology Officer
of CrossFirst Bank
12+ years of technology experience
Joined CrossFirst in 2021

3

Q3 2021 and YTD 2021 Highlights and Summary

CROSSFIRST BANKSHARES, INC.

Financial Performance	✓ Strong net income during Q3 2021 of $21 million and YTD net income of $48.6 million ✓ Net interest margin fully tax equivalent (FTE) of 3.20% compared to 3.12% in Q2 2021 ✓ Continued improvement in YTD efficiency ratio
Balance Sheet	✓ 8.2% (annualized) growth in total loans, ex PPP,* during Q3 2021 ✓ 17% demand deposits growth from June 30, 2021 which now account for 22% of total deposits ✓ $1.7 billion in unfunded loan commitments as of September 30, 2021
Strategic Initiatives	✓ $30 million share repurchase authorization ✓ Focus on hiring and recruiting experienced revenue generators ✓ Continue strong earnings momentum ✓ Enhance digital products to better serve our clients ✓ Grow lending verticals

4

* Represents a Non-GAAP financial measure, see Non-GAAP reconciliation slides at the end of the presentation for more detail.

Our Road to Success

ONE TEAM
Focusing on:
- Elevating our Strong Corporate Culture by Living our CrossFirst Values
- Attracting and Retaining High Performing Talent
- Well-being of our Employees

ONE BANK
Focusing on:
- Targeting Businesses and Professionals
- Branch-Lite – Technology Focused
- Delivering Extraordinary Service and Customer Experience

SHARED VISION
Focusing on:
- Performance & Profitability
- Seizing Growth Opportunities
- Strong Credit Quality
- Enhancing Products and Services
- Managing Enterprise Risk
- Contributing to our Communities

3rd Largest Bank Headquartered in Kansas City MSA


LEAWOOD, KS
KANSAS CITY, MO
WICHITA, KS
TULSA, OK
OKLAHOMA CITY, OK
PHOENIX, AZ
FRISCO, TX
DALLAS, TX

Total Assets	Gross Loans	Total Deposits	Book Value/ Share
$5.4 billion	$4.2 billion	$4.4 billion	$12.79

Note: As of 9/30/21.

5

2020 Impact Report

CROSSFIRST BANKSHARES, INC.


CROSSFIRST
BANK
2020
Impact Report

We are committed to our employees, clients, and communities, which is why we created our first ever Impact Report to show our commitment to being a force for good in our communities.

- Highlights the meaningful difference we are making in the lives of our employees, our clients and in our communities
- Benchmark of where we are today and a baseline to measure our continued success in the future

COMMUNITY IMPACT

We build strong relationships within our communities and support the passions of our employees.

- Supported over 100 organizations in 2020 with donations and sponsorships
- Employees donated $25,000, which was matched by CrossFirst for a total philanthropic investment of $50,000 in the communities where we live and work through our Generous Giving program

DIVERSITY, EQUITY AND INCLUSION

We believe that an equitable and inclusive environment with diverse teams supports our core values.

- IDEA (Inclusion, Diversity, Equity, and Accountability) Champions enhance an inclusive culture through company events and participation in our recruitment efforts
- In 2020, we employed 328 individuals across a diverse representation of 58% female, 42% male and 13% of whom are ethnically diverse

BEST-IN-CLASS CULTURE

We embrace and encourage our employees' strengths and talents to deliver on our extraordinary service promise.

- Long partnered with the GALLUP® organization in the administration of its CliftonStrengths® assessment for each employee and Q12 Survey to measure employee engagement
- Maintained a consistent employee engagement score in 2020

6

EXPANDING OUR FOOTPRINT AREAS OF FOCUS Continue to execut e our organic growth strategy in existing markets
Focus on new expansion in target markets where we currently

have client business
Evaluate expansion strategies in key target markets: De Novo Expansi on: Hire experienced talent to expand in key growth marke Strategic Acquisition: Provides operational scale and synergies Adds new lines of business
Adds fee income opportunities POTENTIAL TARGET

MARKETS Fort Worth, Texas
Austin, Texas Denver, Colorado Omaha, Nebraska Houston, Texas San Antonio, Texas Nashville, Tennessee CROSSFIRST BANKSHARES, INC. 7

Earnings Growth Net Income $8.0 Q3 2020 $8.1 Q4 2020 $12.0 Q1 2021

$15.6 Q2 2021 $21.0 Q3 2021 Diluted EPS $0.15 Q3 2020 $0.15

Q4 2020 $0.23 Q1 2021 $0.30 Q2 2021 $0.41 Q3 2021 Consistently

growing netincome and earnings per share Q3

2021 $6.2 million unrealized loss on an equity securityQ3

2021 $10 million release from reserves reverses

the majority of the 2021 provisioning due to improved credit quality, econ omic recovery in the markets we serve, and relatively static loan balance

As of June 30, 2021, the Company had provisioned $11 million for loan losses YTDYTDCROSSFIRST BANKSHARES,

INC. 8

Third Quarter2021 Summary & Highlights Net Income $21.0M ROAA

1.54% NIM (FTE) 3.20% Diluted EPSA $0.41 ROE 12.92%

Balance Sheet Update 2%NonGAAPLoan growthQoQ2%(1)

(2)Deposit growthQoQ 17%DDA

Deposit growthQoQ 2%TBV

/ Share growth QoQ Credit Performance 0.92%NPAs

/Asset 0.13%NCOs /Avg

Loans 1.56%NonGAAPReserves /Loans (1) (2)

17%Classified Loans /Capital + ALLL

Capital & Liquidity 12.61%CET 1 CapitalRatio 13.88%

Total RiskBased Capital 95% Loans /Deposits

19% Cash and Securities /Assets Efficiency 59.1%

Q3 2021GAAPEfficiency Ratio 50.5% Q3 2021NonGAAP

Efficiency Ratio 1.76%NonInterest

Expense /Avg Assets $15.3MAssets /Employee

Note: Interim periods are annualized.Gross loans net of unearned income; excludes PPP loans.Represents a nonGAAP financial

measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail. CROSSFIRST BANKSHARES,

INC. 9

Commentary Fully tax
equivalent net interest margin increased 8bps to 3.20% from Q2 2021,

primarily due to improved cost of funds
Reduced time deposits and wholesale funding Increased no interest bearing deposits Loan yield increased 1bps compared to Q2 2
021 due to a decrease in PPP loan balance and nonaccrual

changes offsetting lower loan fees
Loan to deposit ratio decreased to 95% from 97% in Q2 2021 and decreased from 100% in Q3 2020
Yield on Loans & Cost of Deposits 4.89% 0.99% 2017 5.34%

1.44% 2018 5.52% 1.89% 2019 4.26% 0.85% 2020 3.90% 0.67%

Q3 2020 4.0
0% 0.38% Q3 2021 Yield on loans Cost of Total Deposits Net Interest Margin - Fully Tax Equivalent (FTE) 3.40% 2017 3.39% 2018 3.31%
2019 3.13% 2020 3.12% Q4 2020 3.00% Q1 2021 3.12% Q2 2021

3.20% Q3 20
21 CROSSFIRST BANKSHARES, INC. 10

Operating Revenue Growth Operating Revenue(1) $78.5 $3.7 $74.8 201 7 $116.5 $6.1
$110.4 2018 $150.2 $8.7 $141.5 2019 $172.0 $11.7 $160.3

2020 $127.5
$8.8 $118.7 YTD 2020 $127.5 $8.8 $118.7 YTD 2020

$134.1 $8.9 $125.2 $138.4 $13.2 $125.2 YTD 2021 Non
GAAP No GAAP Non GAAP Non GAAP Net Interest Income (2) Non
Interest Income (2) Historically, our balance sheet growth combined with a relatively stable ne
t interest margin has enabled robust operating revenue growth Q3 2021 Non
Interest Income was impacted by a $6.2 million impairment of an investment in a business acquired as part of a loan restructu ring Operating Revenue (1) Q3 2021 QoQ YoY FY 2020

YoY 2017
2020 CAGR Net income Interest 1% 6% 13% 29% Non GAAP Non nterest Income (2) 28% 25% Non GAAP Total Revenue (2) 1% 8%
Operating Revenue (1) Q3 2021 QoQ YoY FY 2020 YoY

2017
2020 CAGR Non Interest Income 119% 127% 35% 47% Total Revenue 15% 6% 15% 30% Note: Dollars are in millions. Defined as Net Intere st Income plus Non Interest income Represents a non GAAP financial measure. See Non
GAAP Reconciliation slides at the end of this presentation for additional detail.
CROSSFIRST BANKSHARES, INC. 11

Growth and expense management$2,961 2017 $4,107 2018 $4,931

2019 $5,659 2020 2.53% 2.45% 1.95% 1.84% Total Assets Non

interest expense / Average Assets Q3 YTD’20

YTD ’21 NonInterest Expense $76.2$14.7 $7.4 $4.8

$5.3 $43.0 YTD 2020 $72.7 $15.6 $5.2 $7.3 $44.6 YTD 2021 Other

Technology Salaries & Benefits Goodwill Impairment Occupancy

Note: Dollars are in millions and amounts shown are as

of the end of the period unless otherwise specified. * Includes $7.4 million goodwill impairmentCROSSFIRST BANKSHARES,

INC. 12

Improving Efficiency while Growing Assets79.1% 73.6% 58.4% 58.1%

54.2% 74.0% 67.8% 57.4% 53.0% 51.2% % $2,961 $4,107

$4,931 $5,659 $5,401 2017 2018 2019 2020 YTD 2021Total

Assets Efficiency Ratio NonGAAP Efficiency

RatioNote: Dollars are in millions and amounts

shown are as of the end of the period unless otherwise specified.

*

Represents a nonGAAP financial measure. See

NonGAAP Reconciliation slides at the end

of this presentation for additional detail.CROSSFIRST BANKSHARES,

INC. 13

Capital Ratios CommentaryMaintained strong capital levels to support future

growthAnticipates remaining well capitalized while

utilizing capital for the share buyback programExecution of our profitable growth strategy further strengthened capital ratiosCapital ratios

16% 14% 12% 10% 8% 6% 4% 2% 0% 11.95% 11.97% 13.23%

Q3 2020 11.93% 11.94% 13.20% Q4 2020 12.00% 12.02%

13.27% Q1 2021 12.40% 12.42% 13.67% Q2 2021 12.61% 12.63%

13.88% Q3 2021 Common Equity Tier 1 Tier 1 Risk

Based Total RiskBased CapitalCROSSFIRST

BANKSHARES, INC. 14

Asset Qua lity Performance Commentary
NPAs continue to improve as economic and business outlooks

improve
Reduction in NPAs mostly related to upgrades in commercial

and industrial loans adversely effected by the pandemic
51% of the nonperforming asset balanc e in Q3 2 021 relates to energy credits OREO balances reduced to $1.1 million Commentary
Classified loans continue to trend down due primarily to higher energy prices, improvements in customers’ businesses, and imp
roved economic conditions 37% of classifieds in Q3 2
021 relate to Energy, down from 43% in Q2 2021 and 46%

in Q3 2020
Energy classifieds decreased 37% during the quarter and 67% from

Q3 2020
Asset Quality Performance Nonperforming Assets / Assets

1.6% 1.4% 1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0% 0.18% 2
017 0.43%
2018 0.97% 2019 1.39% 2020 1.39% Q4 2020 1.15% Q1 2021 1.09%

Q2 2021 0.92% Q3 2021 Classified Loans / (Total Capital +

ALLL)
$350 $300 $250 $200 $150 $100 $50 $
$299.9 43.2% Q3 2020 $286.1 40.9% Q4 2020 $268.9 38.2%

Q1 2021 $170.7 24.0% Q2 2021 $124.1 17
.3% Q3 2021 Classified
Loans Ratio Note: Dollar amounts are in millions. CROSSFIRST

BANKSHARES, INC. 15

Asset Quality PerformanceCommentaryQ3 2021 had $1.3 million of net charge offs related to one energy and two commercial and industrial credits

Q2 2021 had $2.6 million of net chargeoffs related to two commercial and industrial creditsQ1 2021 had $8.2 million of net charge

-offs related to several commercial and industrial credits Commentary

Prudently reduced ALLL/Total Loans to 1.51%, or1.56%

excluding PPP loans(2), at end of Q3 2021 by releasing $10 million in reserves$3.5 million of provisions were added to the reserves in Q2 2021$7.5 million of provisions were

added to the reserves in Q1 2021Net ChargeOffs

/ Average Loans(1) 1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0% 0.44%

2017 0.07% 2018 0.51% 2019 0.89% 2020 1.05% Q4 2020 0.74%

Q1 2021 0.23% Q2 2021 0.13% Q3 2021 Allowance for

Loan Losses / Total Loans $100 $90 $80 $70 $60 $50 $40 $30

$20 $10 $0 1.70% 1.70% 1.65% 1.78% 1.51% $76.0 $75.3 $74.6

$75.5 $64.2 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 ALLL

ALLL/LoansNote: Dollar amounts are in millions. Ratio is annualized for interim periods.Represents a nonGAAP financial

measure. See NonGAAP Reconciliation

slides at the end of this presentation for additional detail. CROSSFIRST

BANKSHARES, INC. 16

Supplemental InformationCROSSFIRST BANKSHARES,

INC. 17

$30 MILLION COMMON STOCK BUYBACK BENEFITS

- Return of accumulated capital and earnings to shareholders
- Facilitated by consistency in core earnings
- Anticipate enhanced earnings per share with little tangible book value dilution and a short earnback period
- Expect improved ROE by deploying accumulated capital

BALANCE SHEET EFFECTS AS OF 9/30/21

- Key capital ratios remain well capitalized
- Retain strategic growth capabilities
  - Organic expansion
  - M&A opportunities
- Increases diluted EPS by ~$0.05 or ~4.4%
- Increases ROATCE by ~38bps
- Buying back ~4.4% of outstanding shares

CROSSFIRST BANKSHARES, INC.

* Effects based on share price and outstanding shares as of 9/30/21

18

Balance Sheet Growth $1,996 $2,303 $3,061 $3,208 $
3,852 $3,924 $4,442 $4,695 $4,233 $4,437 2017 2018 2019

2020 Q3 2021 Gross loans net of unearned fees Total deposits

Balance
Sheet Q3 2021 QoQ YoY FY 2020 YoY 2017 020 CAGR Gross Loans 0% 5% 15% 31% Gross Loans ex PPP* 2% 0% 7% 24% Total Deposits 2% 1% 20% 27% Total Assets 2% 2% 15% 24%
Annualized loan growth of 8% during Q3 2021, excluding the

impact of PPP*
$88 million in PPP loans were forgiven in Q3 2021 Depo sit growth of 7% annualized during Q3 2021 Includes 17% QoQ increase in non - interest bearing deposits Note: Dollars are in millions. * Represents a non GAAP financial measure. See Non
GAAP Reconciliation slides at the end of this presentation for additiona
l detail. CROSSFIRST BANKSHARES, INC. 19

loan portfolio Details CommentaryThe loan portfolio, excluding PPP loans, at Q3 2021 grew 8.2% annualized from previous quarter*

Diversification remains a core tenetGenerally,

the Company only buys syndicated loans with borrowers for

which the Company could lead the next borrowing opportunityQ3

2021 purchased loan participations totaled $160 million and a combination of shared national credits and syndications purchased totaled

$289 millionQ3 2021 loan participations sold of $221 million and syndications sold of $131 million at September 30, 2021$84

million of total shared national credits at September 30, 2021Gross

Loans by Type Loan Yield $4,493 $4,455 $4,523 $4,252

$4,246 $47 $618 $369 $588 $1,196 $384 $1,291 Q3 2020

3.90% $4,455 $555 $681 $292 $563 $1,180 $345 $1,339 Q4

2020 4.00% $4,523 $63 $688 $336 $617 $1,192 $342 $1,284 Q1

2021 3.94% $4,252 $67 $642 $197 $623 $1,209 $326 $1,188 Q2

2021 3.99% $4,246 $62 $621 $109 $585 $1,267 $296 $1,306 Q3

2021 4.00% Commercial & Industrial Commercial real

estate PPP Consumer Energy Construction & Land Development

Residential & Multifamily Real Estate Loan Participations and Syndicati

ons Net Purchases and Sales $452 $463 $474 $447 $452 $460 $454

$ 379 $449 $352 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021
Purchases Sales Note: Dollars in charts are in millions. Amounts shown are as of the end of the period.* Represents a non-GAAP

financial measure. See NonGAAP Reconciliation

slides at the end of this presentation

for additional detail. CROSSFIRST BANKSHARES, INC.

20

Improving core funding baseCommentary Demand

deposits increased +27% compared to Q3 2020+17% compared

to Q2 2021Improved the cost of deposits by increasing DDA and lowering time deposit and money market accounts Deposit costs have trended down due to the persistent lowrate

environment and management’s balance sheet strategy$4,493

$1,141 $2,090 $508 $754 Q3 2020 $4,695 $1,044 $2,155 $778 $718

Q4 2020 $5,052 $932 $2,484 $ 841 $795 Q1 2021 $4,357$804

$2,075 $659 $819 Q2 2021 $4,437 $701 $2,103 $672 4961 Q3

2021 Cost of Deposits 0.67% 0.58% 0.48% 0.41% 0.38%

Noninterest bearing deposits Transaction deposits

Savings & MMA Time Deposits Focus on Core Funding 17% 14%

8% 8% 7% 9% 6% 2% 2% 2% Q3 2020 Q4 2020 Q1 2021 Q2 2021

Q3 2021 Wholesale Deposits Brokered Deposits Q3 2021 Deposit

Composition Time Deposits 16% Transaction Deposits 15%

DDA 22% Savings & MMA 47%Note: Dollars

are in millions and amounts shown are as of the end of the period.

*

As a percentage of Bank assetsCROSSFIRST

BANKSHARES, INC. 21

PPP Loan Summary CommentaryWeighted average rate

of approximately 5.5%, in Q3 2021$3.0 million in anticipated fees remain from Rounds 1 and 2Round 1 (2020 programs) were

2year programs while Round 2 (2021 program)

is a 5year programPPP Loan Summary

PPP Timeline$369 ($77) $292 ($67) $336 $111 $225 ($161) $197

$129 $68 ($88) $109 $96 $13 Q3 2020 End Q4 2020 Forgiven

Q4 2020 End Q1 2021 Forgiven Q1 2021 End Q2 2021

Forgiven Q2 2021 End Q3 2021Forgiven Q3 2021 End 2020

PPP Loans Loan Forgiveness 2021 PPP Loans Fee Recognition

$9.9 $3.2 $2.6 $2.4 $3.7 $2.2 $2.1 $4.2 $0.5 $1.7 $3.0 Q2 2020 Q3

2020 Q4 2020 Q1 2021 (1) Q1 2021 Q2 2021 (2) Q2 2021 Q3 2021

(3) Q3 2021 Round 1 Unrecognized Fees Fee Recognized

Round 2 Unrecognized FeesNote: As of end of period;

dollars in millions.(1) $2.4 million consists of

$1.9 million from Round 1 and $0.5 million from Round 2(2)

$2.1 million consists of $1.7 million from Round 1 and $0.4

million from Round 2(3) $1.7 million consists of

$0.5 million from Round 1 and $1.2 million from Round 2 CROSSFIRST

BANKSHARES, INC. 22

Commentary Continue to exercise caution in the investment portfolio and ma
intain high quality investment securities
At the end of Q3 2021, the portfolio’s duration was approximately

5.1 years
The fully taxable equivalent yield for Q3 2021 fell 6bps to 2.87
During Q3 2021, $18 million of MBS/CMO paydowns were

received and no sec
urities were sold During Q3 2021, $14 million of Tax Exempt Municipal bonds were sold with a realized gain of $1 million
The securities portfolio has unrealized gains of approximately

$26 million as of September 30, 2021
Securities portfolio Investment Portfolio Breakout as of September 30, 2021 Municipal Taxable MBS (Fixed) 18.8% Other, 0.6% CMO (Fixed) 3.2% Municipal Tax Exempt 76.2% Total: ~$708 million(1) Securities Yield Fu lly Tax Equivalent Securities Yield Fully Tax Equivalent 3.85% 3.62% 3.35% 3.05% 2.93%
2.96% 2.89% 2.93% 2.87% 2.79% 2.13% 1.45% 2.13%

2.18% 2.31% 2.33%
2.44% 2.41% 2017 2018 2019 2020 Q3 2020 Q4 2020 Q1

2021 Q2 2021 Q3 2021 Securities Yield
Cost of Funds Spread Securities Yield Based on approximate fair value . CROSSFIRST BANKSHARES, INC. 23

CrossFirst Energy Portfolio

CROSSFIRST BANKSHARES, INC.

Portfolio Composition

- Collateral base is predominately comprised of properties with sufficient production history to establish reliable production trends
- Typically, only lend as a senior secured lender in single bank transactions and as a cash flow lender
- Exploration & Production lending only on proven and producing reserves
- CrossFirst typically does not lend to shale, oil field services, or midstream energy companies.
- Have decreased number of energy loans by 9 to 49, or 16%, since Q2 2020

Energy by Composition 9/30/2021

	# Loans	$ Loan Amount	% Total	Avg % Hedged(1)	Hedge Price(2)
Oil	35	$175	59%	38%	$47.60
Natural Gas	13	$121	41%	49%	$2.62
Other Sources	1	$0	0%	0%	
Total	**49**	**$296**	**100%**	**40%** (1)	

Energy Portfolio and Tangible Equity(3)



98%
79%
69%
55%
45%
$243
$249
$358
$453
$409
$594
$345
$624
$296
$652
2017
2018
2019
2020
Q3 2021
Energy Portfolio
Tangible Equity(3)
Energy as % of Tangible Equity(3)

Energy Loans by Risk Rating

4.2% of Reserves on Energy Portfolio



$399
$15
$13
$371
$390
$108
$72
$210
$384
$138
$59
$187
$345
$109
$90
$146
$343
$119
$82
$142
$326
$73
$102
$151
$296
$46
$116
$134
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Pass
Special Mention
Substandard & Doubtful

Note: Data as of 9/30/21
Note: Loan dollars in millions;
(1) Weighted Average
(2) Hedged rolling 12 month; Oil price in $ per barrel and natural gas price in $ per MMBtu
(3) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides in the supplemental information for more detail

24

Diverse loan portfolio Loan Mix by Type ($4.2bn) (1) Residential

Real Estate9% Other 1% Commercial & Industrial

31% Owner Occupied Real Estate8%SBA PPP 3% Energy

7% Commercial Real Estate 41%CRE Loan

Portfolio by Segment ($1.7bn)(1) Multi-Family 20% Other

18% Senior Living 7% Hotel 11% 14 Family

Res Construction 8% Industrial 9% Office 15% Retail 12%

Commercial and Industrial Loan Breakdownby Type ($1.3bn)

Real Estate Activity 4% Business Loans to Individuals 8% Recreation

5% Health Care 7% Administrative Services 5% Engineering

& Contracting 7% Restaurants 4% Financial Management 4% Aircraft

& Transportation 5% Merchant Wholesalers 4% 18 Other Industries

35% CRE Loans by Geography ($1.7b)(1) Remaining States 18%

AZ 2% FL 4% NC 4% CO 4% MO 8% KS 10% OK13%

TX 37%Note: Data as of September 30, 2021.CRE as defined

by regulators (including construction and development). CROSSFIRST

BANKSHARES, INC. 25

Quarterly Selected Financials (Dollars in thousands, except per share data) CrossFirst Bankshares, Inc. Quarterly Financials For the Three Months Ended 9/30/21 6/30/21 3/31/21 12/31/20 9/30/20 Income Statement Data:

Interest income 47,311 48,484 48,153 49,534 48,452 Interest expense 5,510 6,156 7,036 7,997 9,125 Net interest income 41,801 42,328 41,117 41,537 39,327 Provision for loan losses (10,000) 3,500 7,500 10,875 10,875 Non interest income (1,105) 5,825 4,144 2,949 4,06 3 Non interest expense 24,036 25,813 22,818 23,732 23,011 Net income before taxes 26,660 18,840 14,943 9,879 9,504 Income tax expense 5,660 3,263 2,908 1,785 1,498 Net income 21,000 15,577 12,035 8,094 8,006 Non GAAP core operating income(1) 25,898 14,245 12,035 8,094 8,006 Balance Sheet Data:

Cash and cash equivalents $ 316,722 220,814 630,787 $ 408,810 223,636 Securities 708,106 712,217 685,454 654,588 649,901 Gross loans (net of unearned income) 4,233,117 4,237,944 4,508,600 4,441,897 4,477,809 Allowance for loan losses 64,152 75,493 74,551 75,295 76,035 Goodwill and intangibles 149 169 188 208 227 Total assets 5,401,151 5,311,434 5,998,074 5,659,303 5,505,696 Non interest bearing deposits 960,999 818,887 794,559 718 ,459 754,172 Total deposits 4,436,597 4,356,627
5,051,570 4,694,740 4,492,549 Borrowings and repurchase agreements 276,600 283,100 286,394 295,406 349,631 Trust preferred securities, net of fair value adjustments 997 986 974 963 952 Stockholders' Equity 652,407 637,190 628,834 624,428 617,883 Tangible c ommon stockholders' equity(1) 652,257 637,021 628,646 624,220 617,656 Share and Per Share Data: Basic earnings per common share 0.41 0.30 $ 0.23 0.16 0.15 Diluted e arning per common share 0.41 0.30 0.23 0.15 0.15 Book value per share 12.79 12.50 12.17 12.08 11.84 Tangible book value per share(1) 12.79 12.50 12.16 12.08 11.83 Basic weighted average common shares outstanding 50,990,113 51,466,885 51,657,204 51,970,116 52,136,286 Diluted weighted average common shares outstanding 51,605,721 52,209,541 52,381,474 52,463,645 52,560,126 Shares outstanding at end of period 51,002,698 50,958,680 51,678,669 51,679,516 52,195,778 (1) Represents a non GAAP financial measure. See Non
GAAP Reconciliation slides at the end of this presentation for additional detail.
CROSSFIRST BANKSHARES, INC. 26

Quarterly selected financials

CROSSFIRST BANKSHARES, INC.

CrossFirst Bankshares, Inc. Quarterly Financials

	For the Three Months Ended				
	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20
Selected Ratios:					
Return on average assets[1]	1.54 %	1.10 %	0.84 %	0.58 %	0.58 %
Non-GAAP core operating return on average assets[1][2]	1.90	1.01	0.84	0.58	0.58
Return on average common equity	12.92	9.86	7.80	5.19	5.19
Yield on earning assets	3.56	3.51	3.45	3.67	3.61
Yield on earning assets - tax equivalent[3]	3.62	3.57	3.50	3.71	3.66
Yield on securities	2.46	2.52	2.48	2.56	2.55
Yield on securities - tax equivalent[3]	2.87	2.93	2.89	2.96	2.93
Yield on loans	4.00	3.99	3.94	4.00	3.90
Cost of funds	0.46	0.49	0.56	0.65	0.75
Cost of interest-bearing liabilities	0.57	0.59	0.65	0.77	0.88
Cost of interest-bearing deposits	0.47	0.50	0.57	0.69	0.80
Cost of deposits	0.38	0.41	0.48	0.58	0.67
Cost of other borrowings	1.82	1.79	1.79	1.78	1.50
Net interest margin - tax equivalent[3]	3.20	3.12	3.00	3.12	2.98
Non-interest expense to average assets	1.76	1.82	1.60	1.71	1.67
Efficiency ratio[4]	59.06	53.61	50.41	53.35	53.03
Non-GAAP core operating efficiency ratio (FTE)[2][4]	50.45	53.34	49.64	52.54	52.23
non-interest-bearing deposits to total deposits	21.66	18.80	15.73	15.30	16.79
Loans to deposits	95.41 %	97.28 %	89.25 %	94.61 %	99.67 %
Credit Quality Ratios:					
Allowance for loans losses to total loans	1.51 %	1.78 %	1.65 %	1.70 %	1.70 %
Nonperforming assets to total assets	0.92	1.09	1.15	1.39	1.49
Nonperforming loans to total loans	1.15	1.33	1.48	1.71	1.78
Allowance for loans losses to nonperforming loans	131.76	133.79	112.10	98.98	95.18
Net charge-offs (recoveries) to average loans[1]	0.13 %	0.23 %	0.74 %	1.03 %	0.54 %
Capital Ratios:					
Total stockholders' equity to total assets	12.08 %	12.00 %	10.48 %	11.03 %	11.22 %
Common equity tier 1 capital ratio	12.61	12.40	12.00	11.93	11.95
Tier 1 risk-based capital ratio	12.63	12.42	12.02	11.94	11.97
Total risk-based capital ratio	13.88	13.67	13.27	13.20	13.23
Tier 1 leverage ratio	11.77 %	10.81 %	10.51 %	10.93 %	10.85 %

(1) Interim periods are annualized.
(2) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.
(3) Tax-exempt income is calculated on a tax-equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used.
(4) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income; non-GAAP core operating efficiency ratio (FTE) is adjusted for non-core or non-recurring items.

27

Non-gaap reconciliations

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands)	For the Three Months Ended 9/30/21	6/30/21	3/31/21	12/31/20	9/30/20
Non-GAAP Core Operating Income:					
Net income	$ 21,000	$ 15,577	$ 12,035	$ 8,094	$ 8,006
Add: Unrealized loss on equity security	6,200	-	-	-	-
Less: Tax effect[2]	1,302	-	-	-	-
Unrealized loss on equity security, net of tax	4,898	-	-	-	-
Add: Accelerated employee benefits	-	719	-	-	-
Less: Tax effect[3]	-	210	-	-	-
Accelerated employee benefits, net of tax	-	509	-	-	-
Less: BOLI settlement benefits[1]	-	1,841	-	-	-
Non-GAAP core operating income	$ 25,898	$ 14,245	$ 12,035	$ 8,094	$ 8,006
Non-GAAP Core Operating Return on Average Assets:					
Net income	$ 21,000	$ 15,577	$ 12,035	$ 8,094	$ 8,006
Non-GAAP core operating income	25,898	14,245	12,035	8,094	8,006
Average assets	$ 5,408,984	$ 5,673,638	$ 5,798,167	$ 5,523,196	$ 5,486,252
GAAP return on average assets	1.54 %	1.10 %	0.84 %	0.58 %	0.58 %
Non-GAAP core operating return on average assets	1.90 %	1.01 %	0.84 %	0.58 %	0.58 %
Non-GAAP Core Operating Return on Average Equity:					
Net income available to common stockholders	$ 21,000	$ 15,577	$ 12,035	$ 8,094	$ 8,006
Non-GAAP core operating income available to common stockholders	25,898	14,245	12,035	8,094	8,006
Average common equity	644,715	633,417	625,875	620,496	613,910
Less: average goodwill and intangibles	160	179	199	218	238
Average Tangible Equity	$ 644,555	$ 633,238	$ 625,676	$ 620,278	$ 613,672
GAAP return on average common equity	12.92 %	9.86 %	7.80 %	5.19 %	5.19 %
Non-GAAP core return on average tangible common equity	15.94 %	9.02 %	7.80 %	5.19 %	5.19 %
Non-GAAP Core Operating Efficiency Ratio:					
Non-interest expense	$ 24,036	$ 25,813	$ 22,818	$ 23,732	$ 23,011
Less: Accelerated employee benefits	-	719	-	-	-
Non-GAAP non-interest expense (numerator)	$ 24,036	$ 25,094	$ 22,818	$ 23,732	$ 23,011
Net interest income	41,801	42,328	41,117	41,537	39,327
Tax equivalent interest income[4]	748	734	704	683	669
Non-interest income	(1,105)	5,825	4,144	2,949	4,063
Add: Unrealized loss on equity security	6,200	-	-	-	-
Less: BOLI settlement benefits	-	1,841	-	-	-
Non-GAAP operating revenue (denominator)	$ 47,644	$ 47,046	$ 45,965	$ 45,169	$ 44,059
GAAP Efficiency Ratio	59.06 %	53.61 %	50.41 %	53.35 %	53.03 %
Non-GAAP core operating efficiency ratio (FTE)	50.45 %	53.34 %	49.64 %	52.54 %	52.23 %

(1) No tax effect.
(2) Represents the tax impact of the adjustments at a tax rate of 21.0%.
(3) Represents the tax impact of the adjustments above at a tax rate of 21.0%, plus a permanent tax benefit associated with stock-based grants.
(4) Tax exempt income (tax-free municipal securities) is calculated on a tax equivalent basis. The incremental tax rate used is 21.0%.

28

Non gaap reconciliations (Cont.) For the Year Ended December 31, Nine Months Ended September 30, 2017 2018 2019 2020 2021 2020 Non GAAP core operating income: Net income 5,849 19,590 $ 28,473 12,601 48,612 4,507 Add: Unrealized loss on equity security 6,200 Less: Tax effect(1) 1,302 Unrealized loss on equity security, net of tax 4,898 Add: restructuring charges 4,733 Less: Tax effect(1) 1,381 Restructuring charges, net of tax 3,352 Add: fixed asset impairments 1,903 171 424 Less: Tax effect(2) 737 44 109 - Fixed asset impairments, net of tax 1,166 127 315 Add: Goodwill impairment(3) - 7,397 7,397 Add: State tax credit(3) (3,129) (1,361) - Add: 2017 Tax Cut and Jobs Act(3) 2,701 - Add: Accelerated employee benefits 719 Less: Tax effect (2) 210 Accelerated employee benefits, net of tax - - 509 - Less: BOLI settlement benefits(3) - 1,841 Non GAAP core operating income 9,716 19,940 27,427 19,998 52,178 11,904 Non - GAAP Core Operating Return on Average Assets: Net income 5,849 19,590 28,473 12,601 48,612 4,507 Non GAAP core operating income 9,716 19,940 27,427 19,998 52,178 11,904 Average assets 2,452,797 3,494,655 4,499,764 5,358,479 5,625,504
5,302,970 GAAP Return on average assets 0.24 0.56 0.63 0.24% 1.16% 0.11 % Non GAAP core operating return on average assets 0.40% 0.57% 0.61% 0.37 1.24 0.30 Non GAAP Core Operating Return on Average Equity: Net income 5,849 $ 19,590 $ 28, 473 $ 12,601 $ 48,612 $ 4,507 Non GAAP core operating income 9,716 19,940 27,427 19,998 52,178 11,904 Less: Preferred stock dividends 2,100 2,100 175 Net income available to common stockholders 3,749 17,490 28,298 12,601 48,612 4,507 Non GAAP core operating income available to common stockholders 7,616 17,840 27,252 19,998 52,178 11,904 Average common equity 245,193 327,446 526,225 614,726 634,738 612,782 Intangible Assets 7,9 49 7,847 7,746 208 179 5,138 Average Tangible Equity 237,244 319,599 $ 5 18,479 614,518 634,559 $ 607,644 GAAP return on average common equity 1.53 5.34 5.38 2.05% 10.24 0.98 Non GAAP core return on average tangible common equity 3.21% 5.58% 5.26 3.25 10.99 2.62 Non GAAP Core Operating Efficiency Ratio: Non interest expense 62,089 85,755 87,640 99,968 72,667 76,244 Less: Accelerated employee benefits - 719 - Less: goodwill impairment - 7,397 - 7,397 Less: restructuring charges 4,733 Non GAAP non interest expense (numerator) 62,089 81,022 87,640 92,571 71,948 68,847 Net interest income 74,818 110,368 141,444 160,249 125,246 118,712 Tax equivalent interest income 5,439 3,099 2,522 2,732 2,186 2,050 Non interest income 3,679 6,083 8,707 11,733 8,864 8,792 Add: Unrealized loss on equity security 6,200 Add: fixed asset impairments 1,903 171 424 Less: BOLI settlement benefits(1) 1,841 Represents the tax impact of the adjustments above at a tax rate of 25.73% from

2015 through 2020 and at 21% for 2021, plus a permanent tax
benefit associated with stock based grants.
Represents the tax impact of the adjustments above at a tax rate of 25.73% for fiscal y
ears 2018 and after; 38.73% for fiscal years prior to 2018.
No tax effect associated with the 2017 Tax Act adjustment

or state tax credit or the goodwill impairment.
. CROSSFIRST BANKSHARES, INC. 29

Non Gaap ReconciliationS (CONT.) For the Three Months Ended (Dollars in thousands, except per share data) 9/30/21 6/30/21 3/31/21 12/31/20 9/30/20 Tangible common stockholders' equity: Stockholders' equity 652,407 637,190 628,834 624,428 617,883 Less: goodwill and other intangible assets 149 169 188 208 227 Tangible Stockholders' Equity 652,258 637,021 628,646 624,220 617,656 Shares outstanding at end of period 51,002,698 50,958,680 51,678,669 51,679,516 52,195,778 Book value per share 12.79 12.50 12.17 12.08 11.84 Tangible book value per share 12.79 12.50 $ 12.16 12.08 11.83 For the Three Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Gross loans, net of unearned income $4,233,117 $4,237,944 $4,508,600 $4,441,897 $4,477,809 Less: PPP loans, net of unearned income 109,465 197,084 336,355 292,230 369,260 Non PPP gross loans, net of unearned income $4,123,652 $4,040,860 $4,172,245 $4,149,667 $4,108,549 Year over year loan growth (5.46)% Non GAAP year over year loan growth excluding PPP loans 0.0 Linked quarter loan growth (0.11) Non GAAP linked quarter loan growth excluding PPP loans 2.05% Allowance for loan losses
$64,152 $75,493 $74,551 $75,295 $76,035 Allowance for loan losses to gross loans, net of
unearned income 1.51% 1.78% 1.65% 1.70% 1.70% Allowance for

loan losses to non-PPP gross loans, net of unearned income1.56% 1.87%

1.79% 1.81% 1.85%